UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2006

                          Mooney Aerospace Group, Ltd.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-21749                 95-4257380
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



                  165 Al Mooney Road North, Kerrville, TX 78028
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (830) 896-6000

                                   Copies to:
                                 Marc Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         At a meeting of the Board of Directors of Mooney Aerospace Group, Ltd. (the "Company"), held on January 6, 2006, the resignation from the Board of Directors of the Company of Walt Catlow was accepted. Subsequent to the foregoing resignation acceptance, Steven E. Karol was elected as the Chairman of the Board of Directors of the Company.

         Mr. Karol has been serving as a member of the Board of Directors of the Company since July 28, 2005. From 2002 to the present, Mr. Karol has served as the Managing Partner of Watermill Advisors. From 1999 to the present, Mr. Karol has served as the Managing Partner of Watermill Ventures. From 1999 to the present, Mr. Karol has served and the Chairman of the Board of Directors and the Chief Executive Officer of HMK Enterprises. In addition, Mr. Karol served on the Board of Directors of Sheffield Steel, a company wholly owned by HMK Enterprises which is owned by Mr. Karol and his family. Sheffield Steel filed for bankruptcy in December 2001. Mr. Karol is also currently serving on the Board of Directors, and as Chairman of the Audit Committee, of StockerYale, Inc. Mr. Karol received a B.S. in social psychology from Tufts University in 1976.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    99.1 Press Release, dated January 11, 2005, issued by Mooney Aerospace Group, Ltd.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Mooney Aerospace Group, Ltd.


Date: January 11, 2006                /s/ Gretchen Jahn
                                      ------------------------------
                                      Gretchen Jahn
                                      Chief Executive Officer